UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report
December 31, 2017
Tri-Continental Corporation
Not FDIC Insured • No bank guarantee • May lose value

Letter to the Stockholders
Dear Stockholders,
We are pleased to present the annual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, the portfolio of investments and financial statements as of December 31, 2017.
The Fund’s Common Stock returned 20.82%, based on net asset value, and 28.00%, based on market price, for the 12 months ended December 31, 2017. During the same 12-month period, the S&P 500 Index returned 21.83% and the Fund’s Blended Benchmark returned 17.01%.
During 2017, the Fund paid four distributions in accordance with its distribution policy, that aggregated to $1.1674 per share of Common Stock of the Fund. These distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund. In addition, in the fourth quarter, the Fund paid a capital gain distribution of $0.0950 per share of Common Stock. The Fund has paid dividends on its common stock for 73 consecutive years.
On December 19, 2017, the Board of Directors (the Board) announced the retirement of Mr. William A. Hawkins, who served as Chair of the Board, and Ms. Alison Taunton-Rigby, each effective December 31, 2017. The Board unanimously elected Mr. George S. Batejan and me, Mr. Edward J. Boudreau, Jr., to the Fund’s Board, effective January 1, 2018. I will serve as Chair of the Board. We thank Mr. Hawkins and Ms. Taunton-Rigby for their service to the Fund. Mr. Batejan and I will stand for election by stockholders at the Fund’s 2018 Stockholder Meeting on April 16, 2018.
Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the current prospectus for the Fund, distributions and other information can be found at investor.columbiathreadneedleus.com under the Closed-End Funds tab.
On behalf of the Board, we would like to thank you for your continued support of Tri-Continental Corporation.
Regards,
Edward J. Boudreau, Jr.
Chair of the Board
Tri-Continental Corporation   |  Annual Report 2017

Tri-Continental Corporation  |  Annual Report 2017

Fund at a Glance
Investment objective
Tri-Continental Corporation (the Fund) seeks to produce future growth of both capital and income while providing reasonable current income.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Brian Condon, CFA
Co-Portfolio Manager
Managed Fund since 2010
Yan Jin
Co-portfolio manager
Managed Fund since 2012
David King, CFA
Co-Portfolio manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Market Price	01/05/29	28.00	15.57	7.16
Net Asset Value	01/05/29	20.82	14.28	7.23
S&P 500 Index		21.83	15.79	8.50
Blended Benchmark		17.01	12.77	7.95
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting investor.columbiathreadneedleus.com.
Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Bloomberg Barclays U.S. Convertible Composite Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Price Per Share
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Market Price ($)	26.94	25.55	24.35	23.12
Net Asset Value ($)	29.88	28.72	27.56	27.00

Distributions Paid Per Common Share(a)
Payable Date	Per Share Amount ($)
March 28, 2017	0.2507
June 27, 2017	0.2509
September 26, 2017	0.2614
December 29, 2017	0.4044 (b)
a) Preferred Stockholders were paid dividends totaling $2.50 per share.
b) Includes a disribution of $0.3094 from ordinary income and a capital gain distribution of $0.0950 per share.
The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.
2	Tri-Continental Corporation | Annual Report 2017

Fund at a Glance   (continued)
Top 10 holdings (%) (at December 31, 2017)
Citigroup, Inc.	1.7
Facebook, Inc., Class A	1.7
Boeing Co. (The)	1.7
JPMorgan Chase & Co.	1.7
Altria Group, Inc.	1.6
Cisco Systems, Inc.	1.6
Microsoft Corp.	1.6
AT&T, Inc.	1.4
Wal-Mart Stores, Inc.	1.3
Pfizer, Inc.	1.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	67.4
Convertible Bonds	9.1
Convertible Preferred Stocks	6.8
Corporate Bonds & Notes	13.0
Limited Partnerships	0.9
Money Market Funds	1.1
Preferred Debt	0.6
Senior Loans	1.1
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	9.9
Consumer Staples	8.7
Energy	6.6
Financials	17.0
Health Care	13.1
Industrials	9.4
Information Technology	21.8
Materials	3.2
Real Estate	3.6
Telecommunication Services	1.8
Utilities	4.9
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.
Tri-Continental Corporation | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2017, the Fund’s Common Stock returned 20.82%, based on net asset value, and 28.00%, based on market price. During the same time period, the S&P 500 Index returned 21.83% and the Fund’s Blended Benchmark returned 17.01%.
The Fund is divided into two approximately equal segments, each of which is managed with its own approach. One segment uses quantitative models to select individual stocks. The flexible capital income segment invests across a company’s investable capital structure, including stocks, bonds and convertible securities. Both segments outperformed their respective benchmarks in a very good year for the Fund.
Investors drove markets higher in 2017
The year 2017 was a tumultuous year in U.S. politics and around the globe, as tensions with North Korea and Iran remained high. Yet investors were exuberant about the prospects for stronger economic growth and lower taxes and continued to drive the financial markets higher. Economic growth picked up, as gross domestic product (GDP) in the U.S. expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month during the year. At 4.1% unemployment, the U.S. economy is at what economists consider full employment. Global growth and a weaker dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% to 1.0% and ended the year at 1.25% to 1.50%. While short-term rates rose, the 10-year Treasury benchmark closed the year approximately where it started.
This favorable backdrop proved supportive for stocks with the highest sensitivity to economic growth, particularly in information technology. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 3.54%.
Significant performance factors
Quantitative segment: The Fund’s quantitative models made a strong contribution to Fund results for the year. The metrics for stock selection within the quantitative segment fall into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the year, performance of the models was strong and worked as expected. Stocks rated 1 and 2 by the models outperformed, while those rated 4 and 5 underperformed. Our quality and catalyst models performed particularly well. The Fund’s value model provided mixed results.
Among individual Fund holdings within the quantitative segment, Boeing was a top contributor to returns. Shares of the aerospace giant climbed throughout the year, based on expectations of strong global passenger traffic growth, higher defense spending and tax reform. We did well to avoid owning General Electric, whose shares dropped sharply on declining cash flow and a cut to its dividend. An underweight in Amazon was the biggest individual detractor for the portfolio. Amazon shares benefited from recent acquisitions, expansion into new fields, growing market share and a record year for e-commerce, in general.
Flexible capital income segment: As technology has become a significant component of the income universe, one key decision for income investors in 2017 was to have the right exposure to technology — and the results of the flexible capital income segment of the Fund suggests that we did. For the year, Micron Technology convertibles and positions in Lam Research and Microsoft (which is not in the benchmark) common stock were major contributors to the Fund’s solid performance.
4	Tri-Continental Corporation | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
As value-oriented investors, we seek opportunities in out-of-favor companies. In that regard, we invested in Macy’s. However, traditional brick-and-mortar retail struggled. Macy’s lost ground and we sold the stock. We invested the proceeds in Wal-Mart, and that decision was a significant positive for the Fund in 2017, as Wal-Mart was more resilient against online retailers than many of its competitors. In health care, AbbVie shares sold off early in the year on fears that its Humira would face stiff competition as patents expire. However, AbbVie rebounded strongly and aided Fund performance. General Cable convertibles delivered a solid return as they were sold at a higher price than expected. GNC, specialty retailer of vitamins and other products, took a significant hit during the fourth quarter, as did Walter Investment Management, a mortgage servicing company, which announced that it would restructure its debt. However, the impact on the Fund was modest as both positions were small.
Although it was a quiet but positive year for fixed income, two of the segment’s bond holdings were significant contributors to Fund returns. In the health care sector, Valeant bonds did well as the company rebounded from a significant fall two years ago. Investors responded favorably to its ability to pay down and refinance debt. Industrial equipment supplier Accudyne Industries, a private company, sold a small part of its business for a significant profit. We sold the bonds, which were the Fund’s best-performing fixed-income position for the year.
At period’s end
Strategy within the quantitative segment is based on quantitative stock selection models. As a result, we do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we seek to keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.
Within the flexible capital income segment, we remain cautiously constructive at period end, even if valuations are high and the opportunities were less attractive than they were at the market bottom. We believed that business conditions remained healthy, and the segment remained fully invested. We continue to believe that our flexibility to move among different income-generating assets is a key strength, as it offers the potential to identify attractive investments in any market environment.
The net asset value of fund shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of convertible securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund’s income and yield. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks. There can be no assurance that the current level of dividends will be maintained or paid at all.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Tri-Continental Corporation | Annual Report 2017	5

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 67.1%
Issuer	Shares	Value ($)
Consumer Discretionary 7.4%
Automobiles 0.2%
General Motors Co.	97,500	3,996,525
Hotels, Restaurants & Leisure 1.6%
Darden Restaurants, Inc.	15,700	1,507,514
Extended Stay America, Inc.	460,000	8,740,000
Royal Caribbean Cruises Ltd.	84,700	10,103,016
Six Flags Entertainment Corp.	97,500	6,490,575
Total		26,841,105
Household Durables 0.1%
PulteGroup, Inc.	29,600	984,200
Internet & Direct Marketing Retail 0.3%
Amazon.com, Inc.(a)	1,400	1,637,258
Expedia, Inc.	8,100	970,137
Liberty Interactive Corp., Class A(a)	95,800	2,339,436
Total		4,946,831
Leisure Products 0.5%
Hasbro, Inc.	92,700	8,425,503
Media 1.6%
Charter Communications, Inc., Class A(a)	48,000	16,126,080
Comcast Corp., Class A	130,800	5,238,540
News Corp., Class A	367,900	5,963,659
Total		27,328,279
Multiline Retail 0.2%
Target Corp.	50,100	3,269,025
Specialty Retail 2.1%
Best Buy Co., Inc.	236,800	16,213,696
Home Depot, Inc. (The)	50,600	9,590,218
Ross Stores, Inc.	85,100	6,829,275
TJX Companies, Inc. (The)	20,200	1,544,492
Total		34,177,681
Textiles, Apparel & Luxury Goods 0.8%
Ralph Lauren Corp.	132,800	13,770,032
Total Consumer Discretionary		123,739,181
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 6.0%
Food & Staples Retailing 2.8%
CVS Health Corp.	216,000	15,660,000
SYSCO Corp.	160,000	9,716,800
Wal-Mart Stores, Inc.	221,200	21,843,500
Total		47,220,300
Food Products 1.2%
Campbell Soup Co.	20,500	986,255
Kellogg Co.	92,500	6,288,150
Tyson Foods, Inc., Class A	159,100	12,898,237
Total		20,172,642
Household Products 0.4%
Procter & Gamble Co. (The)	64,800	5,953,824
Tobacco 1.6%
Altria Group, Inc.	380,000	27,135,800
Total Consumer Staples		100,482,566
Energy 4.0%
Energy Equipment & Services 0.1%
Halliburton Co.	43,700	2,135,619
Oil, Gas & Consumable Fuels 3.9%
BP PLC, ADR	202,500	8,511,075
Chevron Corp.(b)	102,600	12,844,494
ConocoPhillips	318,600	17,487,954
Goodrich Petroleum Corp.(a),(c),(d)	3,824,000	4
Suncor Energy, Inc.	235,000	8,629,200
Valero Energy Corp.	192,400	17,683,484
Total		65,156,211
Total Energy		67,291,830
Financials 11.0%
Banks 5.2%
Bank of America Corp.	416,400	12,292,128
Citigroup, Inc.	384,000	28,573,440
Citizens Financial Group, Inc.	50,700	2,128,386
First Hawaiian, Inc.	147,500	4,304,050
JPMorgan Chase & Co.	255,000	27,269,700
PacWest Bancorp	190,000	9,576,000
PNC Financial Services Group, Inc. (The)	23,800	3,434,102
Total		87,577,806

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
6	Tri-Continental Corporation | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.4%
Ares Capital Corp.	510,000	8,017,200
Franklin Resources, Inc.	205,700	8,912,981
S&P Global, Inc.	100,900	17,092,460
State Street Corp.	18,500	1,805,785
T. Rowe Price Group, Inc.	7,700	807,961
TCG BDC, Inc.	215,000	4,308,600
Total		40,944,987
Insurance 2.7%
Allstate Corp. (The)	147,000	15,392,370
Aon PLC	39,000	5,226,000
Marsh & McLennan Companies, Inc.	82,800	6,739,092
MetLife, Inc.	112,500	5,688,000
Prudential Financial, Inc.	69,400	7,979,612
Validus Holdings Ltd.	85,000	3,988,200
Total		45,013,274
Mortgage Real Estate Investment Trusts (REITS) 0.7%
Blackstone Mortgage Trust, Inc.	100,000	3,218,000
Starwood Property Trust, Inc.	370,000	7,899,500
Total		11,117,500
Total Financials		184,653,567
Health Care 8.5%
Biotechnology 2.3%
AbbVie, Inc.	90,000	8,703,900
Alexion Pharmaceuticals, Inc.(a)	36,500	4,365,035
Biogen, Inc.(a)	14,900	4,746,693
BioMarin Pharmaceutical, Inc.(a)	19,900	1,774,483
Celgene Corp.(a)	35,300	3,683,908
Gilead Sciences, Inc.	126,900	9,091,116
TESARO, Inc.(a)	16,000	1,325,920
Vertex Pharmaceuticals, Inc.(a)	27,650	4,143,629
Total		37,834,684
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	239,700	15,494,208
Medtronic PLC	100,000	8,075,000
Total		23,569,208
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.6%
Centene Corp.(a)	138,400	13,961,792
Express Scripts Holding Co.(a)	169,600	12,658,944
Total		26,620,736
Pharmaceuticals 3.2%
Eli Lilly & Co.	65,600	5,540,576
Johnson & Johnson	64,700	9,039,884
Merck & Co., Inc.	325,500	18,315,885
Pfizer, Inc.	576,209	20,870,290
Total		53,766,635
Total Health Care		141,791,263
Industrials 6.1%
Aerospace & Defense 2.0%
Boeing Co. (The)	92,900	27,397,139
Lockheed Martin Corp.	19,000	6,099,950
Total		33,497,089
Airlines 0.7%
Southwest Airlines Co.	189,700	12,415,865
Electrical Equipment 0.7%
AMETEK, Inc.	49,800	3,609,006
Rockwell Automation, Inc.	39,500	7,755,825
Total		11,364,831
Industrial Conglomerates 1.1%
Honeywell International, Inc.	116,000	17,789,760
Professional Services —%
Nielsen Holdings PLC	16,100	586,040
Road & Rail 0.3%
Union Pacific Corp.	32,500	4,358,250
Trading Companies & Distributors 0.8%
WW Grainger, Inc.	60,800	14,364,000
Transportation Infrastructure 0.5%
Macquarie Infrastructure Corp.	125,000	8,025,000
Total Industrials		102,400,835

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 15.6%
Communications Equipment 2.0%
Cisco Systems, Inc.	705,500	27,020,650
F5 Networks, Inc.(a)	49,600	6,508,512
Total		33,529,162
Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	195,000	6,238,050
Internet Software & Services 3.1%
Alphabet, Inc., Class A(a)	8,200	8,637,880
Facebook, Inc., Class A(a)	161,000	28,410,060
VeriSign, Inc.(a)	128,000	14,648,320
Total		51,696,260
IT Services 1.5%
Automatic Data Processing, Inc.	35,000	4,101,650
Booz Allen Hamilton Holdings Corp.	115,000	4,384,950
MasterCard, Inc., Class A	111,600	16,891,776
Total		25,378,376
Semiconductors & Semiconductor Equipment 3.6%
Analog Devices, Inc.	70,000	6,232,100
Broadcom Ltd.	80,100	20,577,690
Intel Corp.	387,500	17,887,000
KLA-Tencor Corp.	60,000	6,304,200
Lam Research Corp.	33,500	6,166,345
QUALCOMM, Inc.	65,000	4,161,300
Total		61,328,635
Software 3.7%
Adobe Systems, Inc.(a)	99,500	17,436,380
Cadence Design Systems, Inc.(a)	81,100	3,391,602
Electronic Arts, Inc.(a)	140,000	14,708,400
Microsoft Corp.	308,800	26,414,752
Total		61,951,134
Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc.	110,050	18,623,762
HP, Inc.	140,500	2,951,905
Total		21,575,667
Total Information Technology		261,697,284
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.1%
Chemicals 1.5%
DowDuPont, Inc.	87,500	6,231,750
Eastman Chemical Co.	22,400	2,075,136
LyondellBasell Industries NV, Class A	153,500	16,934,120
Total		25,241,006
Containers & Packaging 0.3%
International Paper Co.	75,000	4,345,500
Packaging Corp. of America	11,500	1,386,325
Total		5,731,825
Metals & Mining 0.3%
Freeport-McMoRan, Inc.(a)	124,100	2,352,936
Warrior Met Coal, Inc.	90,000	2,263,500
Total		4,616,436
Total Materials		35,589,267
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 2.2%
Alexandria Real Estate Equities, Inc.	47,500	6,203,025
American Tower Corp.	108,200	15,436,894
Equinix, Inc.	13,000	5,891,860
Host Hotels & Resorts, Inc.	59,000	1,171,150
SBA Communications Corp.(a)	48,000	7,841,280
Total		36,544,209
Total Real Estate		36,544,209
Telecommunication Services 1.4%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	598,400	23,265,792
Total Telecommunication Services		23,265,792
Utilities 2.8%
Electric Utilities 1.5%
American Electric Power Co., Inc.	85,000	6,253,450
Entergy Corp.	144,800	11,785,272
Xcel Energy, Inc.	166,100	7,991,071
Total		26,029,793
Independent Power and Renewable Electricity Producers 0.5%
NRG Yield, Inc. Class A	422,291	7,960,185

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
8	Tri-Continental Corporation | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.8%
Ameren Corp.	17,500	1,032,325
CenterPoint Energy, Inc.	421,200	11,945,232
Total		12,977,557
Total Utilities		46,967,535
Total Common Stocks (Cost $991,559,050)		1,124,423,329

Convertible Bonds 9.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.2%
Navistar International Corp.
04/15/2019	4.750%	3,609,000	3,906,743
Cable and Satellite 0.5%
DISH Network Corp.
08/15/2026	3.375%	7,300,000	7,943,312
Gaming 0.2%
Caesars Entertainment Corp.
10/01/2024	5.000%	2,150,000	4,158,906
Health Care 0.7%
Invacare Corp.
02/15/2021	5.000%	3,345,000	4,108,078
Novavax, Inc.
02/01/2023	3.750%	5,400,000	2,524,500
Teladoc, Inc.(e)
12/15/2022	3.000%	4,000,000	4,496,840
Total			11,129,418
Home Construction 0.4%
SunPower Corp.
01/15/2023	4.000%	7,500,000	6,274,687
Independent Energy 0.5%
Chesapeake Energy Corp.(e)
09/15/2026	5.500%	9,400,000	8,569,388
Chesapeake Energy Corp.
12/15/2038	2.250%	10,000	9,712
Total			8,579,100
Media and Entertainment 0.2%
Liberty Interactive LLC(e)
09/30/2046	1.750%	3,600,000	4,155,750
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.4%
Bristow Group, Inc.
06/01/2023	4.500%	4,100,000	4,522,812
Cobalt International Energy, Inc.(f)
12/01/2019	0.000%	6,400,000	1,696,013
Total			6,218,825
Other Financial Institutions 0.3%
Encore Capital Group, Inc.(e)
03/15/2022	3.250%	4,050,000	4,523,344
Walter Investment Management Corp.(f)
11/01/2019	0.000%	3,340,000	334,000
Total			4,857,344
Other Industry 0.2%
Green Plains, Inc.
09/01/2022	4.125%	4,500,000	4,232,813
Other REIT 0.9%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	4,800,000	4,869,000
IH Merger Sub LLC(e)
01/15/2022	3.500%	5,300,000	6,154,625
New York Mortgage Trust, Inc.
01/15/2022	6.250%	4,000,000	4,075,000
Total			15,098,625
Pharmaceuticals 2.3%
Acorda Therapeutics, Inc.
06/15/2021	1.750%	4,800,000	4,065,000
Aegerion Pharmaceuticals, Inc.
08/15/2019	2.000%	5,000,000	3,975,390
Clovis Oncology, Inc.
09/15/2021	2.500%	3,000,000	4,036,875
Dermira, Inc.(e)
05/15/2022	3.000%	3,800,000	4,187,125
Fluidigm Corp.
02/01/2034	2.750%	5,300,000	4,346,991
Innoviva, Inc.
Subordinated
01/15/2023	2.125%	4,250,000	4,248,428
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	7,500,000	5,962,500
PTC Therapeutics, Inc.
08/15/2022	3.000%	4,300,000	3,289,500

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radius Health, Inc.
09/01/2024	3.000%	4,800,000	4,515,000
Total			38,626,809
Property & Casualty 0.8%
Heritage Insurance Holdings, Inc.(e)
08/01/2037	5.875%	3,800,000	5,068,250
MGIC Investment Corp.(e),(g)
Junior Subordinated
04/01/2063	9.000%	6,000,000	8,235,000
Total			13,303,250
Retailers 0.1%
GNC Holdings, Inc.
08/15/2020	1.500%	3,000,000	1,291,875
Technology 0.9%
Microchip Technology, Inc.(e)
Junior Subordinated
02/15/2037	2.250%	6,700,000	7,895,950
Micron Technology, Inc.
02/15/2033	2.125%	1,800,000	6,753,375
Total			14,649,325
Transportation Services 0.4%
Aegean Marine Petroleum Network, Inc.(e)
12/15/2021	4.250%	5,800,000	4,034,625
Ship Finance International Ltd.
10/15/2021	5.750%	2,703,000	2,873,627
Total			6,908,252
Total Convertible Bonds (Cost $158,088,103)			151,335,034

Convertible Preferred Stocks 6.8%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Staples 0.5%
Food Products 0.5%
Bunge Ltd.	4.875%	80,000	8,334,160
Total Consumer Staples			8,334,160
Energy 0.7%
Oil, Gas & Consumable Fuels 0.7%
Hess Corp.	8.000%	112,500	6,511,500
WPX Energy, Inc.	6.250%	80,000	4,948,000
Total			11,459,500
Total Energy			11,459,500
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Financials 1.7%
Banks 1.0%
Bank of America Corp.	7.250%	6,100	8,045,900
Wells Fargo & Co.	7.500%	6,000	7,859,940
Total			15,905,840
Capital Markets 0.7%
AMG Capital Trust II	5.150%	130,000	8,214,375
Cowen, Inc.	5.625%	5,000	4,028,350
Total			12,242,725
Total Financials			28,148,565
Health Care 1.4%
Health Care Equipment & Supplies 0.5%
Becton Dickinson and Co.	6.125%	150,000	8,685,000
Health Care Providers & Services 0.5%
Anthem, Inc.	5.250%	150,000	8,400,000
Pharmaceuticals 0.4%
Allergan PLC	5.500%	10,400	6,097,000
Total Health Care			23,182,000
Industrials 0.6%
Machinery 0.6%
Rexnord Corp.	5.750%	72,500	4,231,825
Stanley Black & Decker, Inc.	5.375%	52,500	6,444,375
Total			10,676,200
Total Industrials			10,676,200
Information Technology 0.7%
Electronic Equipment, Instruments & Components 0.5%
Belden, Inc.	6.750%	75,000	7,728,750
Internet Software & Services 0.2%
Mandatory Exchangeable Trust(e)	5.750%	20,000	3,895,200
Total Information Technology			11,623,950
Materials 0.2%
Chemicals 0.2%
A. Schulman, Inc.	6.000%	4,500	4,189,365
Total Materials			4,189,365

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
10	Tri-Continental Corporation | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Real Estate 0.5%
Equity Real Estate Investment Trusts (REITS) 0.5%
Crown Castle International Corp.	6.875%	7,200	8,140,860
Total Real Estate			8,140,860
Utilities 0.5%
Multi-Utilities 0.5%
DTE Energy Co.	6.500%	155,000	8,363,800
Total Utilities			8,363,800
Total Convertible Preferred Stocks (Cost $113,081,851)			114,118,400

Corporate Bonds & Notes 13.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.4%
Navistar International Corp.(e)
11/01/2025	6.625%	7,100,000	7,406,741
Banking 0.4%
Popular, Inc.
07/01/2019	7.000%	7,000,000	7,260,407
Brokerage/Asset Managers/Exchanges 0.5%
LPL Holdings, Inc.(e)
09/15/2025	5.750%	7,900,000	8,050,843
Cable and Satellite 0.9%
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	7,200,000	8,432,914
Telesat Canada/LLC(e)
11/15/2024	8.875%	5,360,000	5,983,877
Total			14,416,791
Chemicals 0.2%
A. Schulman, Inc.
06/01/2023	6.875%	3,900,000	4,054,947
Consumer Products 0.2%
Mattel, Inc.(e)
12/31/2025	6.750%	3,992,000	4,041,449
Electric 0.5%
Covanta Holding Corp.
07/01/2025	5.875%	8,323,000	8,371,839
Finance Companies 0.9%
Fortress Transportation & Infrastructure Investors LLC(e)
03/15/2022	6.750%	5,850,000	6,078,442
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iStar, Inc.
04/01/2022	6.000%	7,743,000	8,033,146
Total			14,111,588
Food and Beverage 0.5%
Chobani LLC/Finance Corp., Inc.(e)
04/15/2025	7.500%	3,897,000	4,138,630
Lamb Weston Holdings, Inc.(e)
11/01/2026	4.875%	3,900,000	4,070,956
Total			8,209,586
Health Care 0.5%
Quotient Ltd.(c),(d),(e)
10/15/2023	12.000%	2,170,000	2,170,000
Surgery Center Holdings, Inc.(e)
07/01/2025	6.750%	6,800,000	6,419,540
Total			8,589,540
Healthcare Insurance 0.5%
Centene Corp.
01/15/2025	4.750%	8,155,000	8,283,792
Independent Energy 0.6%
Extraction Oil & Gas, Inc.(e)
05/15/2024	7.375%	3,994,000	4,253,610
Stone Energy Corp.
05/31/2022	7.500%	6,136,177	6,119,063
Total			10,372,673
Media and Entertainment 0.5%
Lions Gate Entertainment Corp.(e)
11/01/2024	5.875%	7,750,000	8,208,474
Metals and Mining 1.0%
CONSOL Energy, Inc.(e)
11/15/2025	11.000%	4,200,000	4,413,671
Constellium NV(e)
03/01/2025	6.625%	8,000,000	8,402,712
Warrior Met Coal, Inc.(e)
11/01/2024	8.000%	4,000,000	4,133,148
Total			16,949,531
Midstream 0.3%
Summit Midstream Partners LP(g)
Junior Subordinated
12/31/2049	9.500%	4,200,000	4,234,768
Oil Field Services 0.3%
SESI LLC(e)
09/15/2024	7.750%	4,100,000	4,346,578

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 1.0%
BWAY Holding Co.(e)
04/15/2025	7.250%	8,000,000	8,267,648
Novolex (e)
01/15/2025	6.875%	7,890,000	8,167,610
Total			16,435,258
Pharmaceuticals 1.2%
AMAG Pharmaceuticals, Inc.(e)
09/01/2023	7.875%	8,150,000	7,949,159
Horizon Pharma, Inc.(e)
11/01/2024	8.750%	3,900,000	4,119,094
Valeant Pharmaceuticals International, Inc.(e)
03/01/2023	5.500%	9,400,000	8,651,563
Total			20,719,816
Retailers 0.1%
Rite Aid Corp.
Junior Subordinated
02/15/2027	7.700%	1,937,000	1,647,620
Supermarkets 0.4%
Safeway, Inc.
02/01/2031	7.250%	7,512,000	6,416,450
Technology 1.0%
Diebold, Inc.
04/15/2024	8.500%	7,700,000	8,189,928
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(e)
11/30/2024	10.000%	3,750,000	4,097,051
Informatica LLC(e)
07/15/2023	7.125%	4,188,000	4,293,651
Total			16,580,630
Transportation Services 0.6%
Hertz Corp. (The)(e)
06/01/2022	7.625%	4,250,000	4,476,793
Hertz Corp. (The)
10/15/2022	6.250%	6,200,000	5,992,957
Total			10,469,750
Wirelines 0.5%
Frontier Communications Corp.
01/15/2025	6.875%	1,130,000	730,015
09/15/2025	11.000%	10,360,000	7,619,894
Total			8,349,909
Total Corporate Bonds & Notes (Cost $215,273,835)			217,528,980
Limited Partnerships 0.9%
Issuer	Shares	Value ($)
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%
Enviva Partners LP	145,000	4,009,250
Total Energy		4,009,250
Industrials 0.3%
Trading Companies & Distributors 0.3%
Fortress Transportation & Infrastructure Investors LLC	225,000	4,484,250
Total Industrials		4,484,250
Utilities 0.4%
Independent Power and Renewable Electricity Producers 0.4%
8Point3 Energy Partners LP	400,000	6,084,000
Total Utilities		6,084,000
Total Limited Partnerships (Cost $14,841,612)		14,577,500

Preferred Debt 0.6%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.4%
Citigroup Capital XIII(g)
10/30/2040	7.875%	220,000	6,045,600
Finance Companies 0.2%
GMAC Capital Trust I(g)
02/15/2040	7.201%	160,000	4,152,000
Total Preferred Debt (Cost $9,796,866)			10,197,600

Senior Loans 1.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Food and Beverage 0.2%
HLF Financing SARL(h),(i)
Term Loan
3-month USD LIBOR + 5.500% 02/15/2023		3,775,000	3,762,014
Metals and Mining 0.1%
CONSOL Energy, Inc.(h),(i)
Tranche B Term Loan
3-month USD LIBOR + 6.000% 11/28/2022		2,100,000	2,122,743

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
12	Tri-Continental Corporation | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Oil Field Services 0.5%
EagleClaw Midstream Ventures(h),(i)
Term Loan
3-month USD LIBOR + 4.250% 06/24/2024	5.729%	7,963,980	7,988,907
Retailers 0.3%
BJ’s Wholesale Club, Inc.(h),(i)
2nd Lien Term Loan
3-month USD LIBOR + 4.000% 02/03/2025		4,108,000	4,000,165
Total Senior Loans (Cost $17,872,440)			17,873,829

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(a),(c),(d),(j)	11,283	0
Total Energy		0
Total Warrants (Cost $—)		0

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(k),(l)	13,847,965	13,847,965
JPMorgan U.S. Government Money Market Fund, Agency Shares, 1.090%(k)	3,597,022	3,597,022
Total Money Market Funds (Cost $17,443,945)		17,444,987
Total Investments (Cost: $1,537,957,702)		1,667,499,659
Other Assets & Liabilities, Net		7,690,599
Net Assets		1,675,190,258

At December 31, 2017, securities and/or cash totaling $425,646 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	56	03/2018	USD	7,492,800	60,588	—
S&P 500 E-mini	56	03/2018	USD	7,492,800	—	(48,439)
Total					60,588	(48,439)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $2,170,004, which represents 0.13% of net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Directors. At December 31, 2017, the value of these securities amounted to $193,357,337, which represents 11.54% of net assets.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2017, the value of these securities amounted to $2,030,013, which represents 0.12% of net assets.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
(g)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(h)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2017. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(i)	Variable rate security.
(j)	Negligible market value.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	4,250,122	127,293,107	(117,695,264)	13,847,965	584	1,094	56,409	13,847,965
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
14	Tri-Continental Corporation | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	123,739,181	—	—	—	123,739,181
Consumer Staples	100,482,566	—	—	—	100,482,566
Energy	67,291,826	—	4	—	67,291,830
Financials	184,653,567	—	—	—	184,653,567
Health Care	141,791,263	—	—	—	141,791,263
Industrials	102,400,835	—	—	—	102,400,835
Information Technology	261,697,284	—	—	—	261,697,284
Materials	35,589,267	—	—	—	35,589,267
Real Estate	36,544,209	—	—	—	36,544,209
Telecommunication Services	23,265,792	—	—	—	23,265,792
Utilities	46,967,535	—	—	—	46,967,535
Total Common Stocks	1,124,423,325	—	4	—	1,124,423,329
Convertible Bonds	—	151,335,034	—	—	151,335,034
Convertible Preferred Stocks
Consumer Staples	—	8,334,160	—	—	8,334,160
Energy	11,459,500	—	—	—	11,459,500
Financials	15,905,840	12,242,725	—	—	28,148,565
Health Care	23,182,000	—	—	—	23,182,000
Industrials	10,676,200	—	—	—	10,676,200
Information Technology	7,728,750	3,895,200	—	—	11,623,950
Materials	—	4,189,365	—	—	4,189,365
Real Estate	8,140,860	—	—	—	8,140,860
Utilities	8,363,800	—	—	—	8,363,800
Total Convertible Preferred Stocks	85,456,950	28,661,450	—	—	114,118,400
Corporate Bonds & Notes	—	215,358,980	2,170,000	—	217,528,980
Limited Partnerships
Energy	4,009,250	—	—	—	4,009,250
Industrials	4,484,250	—	—	—	4,484,250
Utilities	6,084,000	—	—	—	6,084,000
Total Limited Partnerships	14,577,500	—	—	—	14,577,500
Preferred Debt	10,197,600	—	—	—	10,197,600
Senior Loans	—	17,873,829	—	—	17,873,829
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2017	15

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Warrants
Energy	—	—	0*	—	0*
Money Market Funds	3,597,022	—	—	13,847,965	17,444,987
Total Investments	1,238,252,397	413,229,293	2,170,004	13,847,965	1,667,499,659
Derivatives
Asset
Futures Contracts	60,588	—	—	—	60,588
Liability
Futures Contracts	(48,439)	—	—	—	(48,439)
Total	1,238,264,546	413,229,293	2,170,004	13,847,965	1,667,511,808

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain common stock and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of the company assets. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
Certain corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
16	Tri-Continental Corporation | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,524,110,779
Investments in affiliated issuers, at cost	13,846,923
Investments in unaffiliated issuers, at value	1,653,651,694
Investments in affiliated issuers, at value	13,847,965
Receivable for:
Investments sold	1,867,280
Dividends	2,066,642
Interest	5,860,306
Foreign tax reclaims	9,660
Prepaid expenses	67,232
Other assets	43,681
Total assets	1,677,414,460
Liabilities
Payable for:
Common Stock payable	1,302,549
Preferred Stock dividends	470,463
Variation margin for futures contracts	75,599
Management services fees	18,795
Stockholder servicing and transfer agent fees	12,190
Compensation of board members	160,874
Stockholders’ meeting fees	12,066
Compensation of chief compliance officer	332
Other expenses	171,334
Total liabilities	2,224,202
Net assets	$1,675,190,258
Preferred Stock	37,637,000
Net assets for Common Stock	1,637,553,258
Net asset value per share of outstanding Common Stock	$29.88
Market price per share of Common Stock	$26.94
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2017	17

Statement of Capital Stock and Surplus
December 31, 2017
Capital Stock
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $2,225
Shares issued and outstanding — 752,740	$37,637,000
Common Stock, $0.50 par value:
Shares issued and outstanding — 54,808,142	27,404,071
Surplus
Capital surplus	1,472,305,476
Excess of distributions over net investment income	(1,472,724)
Accumulated net realized gain	9,762,329
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	129,540,915
Investments — affiliated issuers	1,042
Futures contracts	12,149
Net assets	1,675,190,258
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Tri-Continental Corporation | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$38,023,029
Dividends — affiliated issuers	56,409
Interest	21,244,478
Foreign taxes withheld	(35,019)
Total income	59,288,897
Expenses:
Management services fees	6,506,899
Stockholder servicing and transfer agent fees	584,152
Compensation of board members	83,121
Custodian fees	22,780
Printing and postage fees	106,708
Stockholders’ meeting fees	60,425
Audit fees	43,458
Legal fees	20,430
Compensation of chief compliance officer	313
Other	240,805
Total expenses	7,669,091
Net investment income(a)	51,619,806
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	181,692,719
Investments — affiliated issuers	584
Foreign currency translations	1,906
Futures contracts	900,403
Net realized gain	182,595,612
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	46,664,154
Investments — affiliated issuers	1,094
Futures contracts	77,777
Net change in unrealized appreciation (depreciation)	46,743,025
Net realized and unrealized gain	229,338,637
Net increase in net assets resulting from operations	$280,958,443

(a)	Net investment income for Common Stock is $49,737,956, which is net of Preferred Stock dividends of $1,881,850.
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2017	19

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$51,619,806	$51,948,388
Net realized gain	182,595,612	33,777,222
Net change in unrealized appreciation (depreciation)	46,743,025	99,696,778
Net increase in net assets resulting from operations	280,958,443	185,422,388
Distributions to stockholders
Net investment income
Preferred Stock	(1,881,850)	(1,881,850)
Common Stock	(59,435,096)	(52,298,343)
Net realized gains
Common Stock	(5,188,617)	—
Total distributions to stockholders	(66,505,563)	(54,180,193)
Decrease in net assets from capital stock activity	(47,742,610)	(43,111,564)
Total increase in net assets	166,710,270	88,130,631
Net assets at beginning of year	1,508,479,988	1,420,349,357
Net assets at end of year	$1,675,190,258	$1,508,479,988
Undistributed (excess of distributions over) net investment income	$(1,472,724)	$2,500,556

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	811,797	20,317,190	728,911	15,011,568
Common Stock issued for investment plan purchases	75,986	1,801,761	86,267	1,697,112
Common Stock purchased from investment plan participants	(768,195)	(18,577,483)	(826,163)	(16,964,540)
Common Stock purchased in the open market	(2,070,003)	(51,284,146)	(2,087,713)	(42,855,704)
Net proceeds from issuance of shares of Common Stock upon exercise of warrants	73	68	—	—
Total net decrease	(1,950,342)	(47,742,610)	(2,098,698)	(43,111,564)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Tri-Continental Corporation | Annual Report 2017

Financial Highlights
Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.
The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and are not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover may be higher.
The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.
	Year ended December 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of period	$25.91	$23.49	$24.76	$23.11	$18.77
Income from investment operations:
Net investment income	0.93	0.90	0.81	0.73	0.69
Net realized and unrealized gain (loss)	4.24	2.33	(1.37)	1.70	4.36
Total from investment operations	5.17	3.23	(0.56)	2.43	5.05
Less distributions to Stockholders from:
Net investment income — Preferred Stock	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
Net investment income — Common Stock	(1.07)	(0.91)	(0.81)	(0.75)	(0.68)
Net realized gains — Common Stock	(0.10)	—	—	—	—
Total distributions to Stockholders	(1.20)	(0.94)	(0.84)	(0.78)	(0.71)
Dilution in net asset value from dividend reinvestment	—	(0.06)	(0.05)	—	—
Increase resulting from share repurchases	—	0.19	0.18	—	—
Net asset value, end of period	$29.88	$25.91	$23.49	$24.76	$23.11
Adjusted net asset value, end of period(a)	$29.77	$25.83	$23.42	$24.68	$23.04
Market price, end of period	$26.94	$22.05	$20.02	$21.41	$19.98
Total return
Based upon net asset value	20.82%	15.25%	(1.36%)	11.09%	27.76%
Based upon market price	28.00%	15.08%	(2.78%)	11.11%	29.58%
Ratios to average net assets
Expenses to average net assets for Common Stock(b)	0.49%	0.50%	0.50%	0.49%	0.50%
Net investment income to average net assets for Common Stock	3.21%	3.59%	3.16%	2.91%	3.12%
Supplemental data
Net assets, end of period (000’s):
Common Stock	$1,637,553	$1,470,843	$1,382,712	$1,511,285	$1,435,734
Preferred Stock	$37,637	$37,637	$37,637	$37,637	$37,637
Total net assets	$1,675,190	$1,508,480	$1,420,349	$1,548,922	$1,473,371
Portfolio turnover	95%	82%	76%	76%	62%

Notes to Financial Highlights
(a)	Assumes the exercise of outstanding warrants.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2017	21

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.
The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange under the symbol "TY".
Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Directors, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors,
22	Tri-Continental Corporation | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Tri-Continental Corporation | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
24	Tri-Continental Corporation | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of capital stock and surplus location	Fair value ($)
Equity risk	Surplus — unrealized appreciation on futures contracts	60,588*

Liability derivatives
Risk exposure category	Statement of capital stock and surplus location	Fair value ($)
Equity risk	Surplus — unrealized depreciation on futures contracts	48,439*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	900,403

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	77,777
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	8,908,864

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.
Tri-Continental Corporation | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
26	Tri-Continental Corporation | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Dividends to stockholders
The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income distribution of the calendar year.
Dividends and other distributions to Stockholders are recorded on ex-dividend dates.
Guarantees and indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets (which includes assets attributed to the Fund’s Common and Preferred Stock) that declines from 0.415% to 0.385% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.42% of the Fund’s average daily net assets for Common Stock.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Directors, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Directors. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $2,209.
Tri-Continental Corporation | Annual Report 2017	27

Notes to Financial Statements  (continued)
December 31, 2017
Compensation of board members
Members of the Board of Directors, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Directors may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Directors, based on relative net assets.
Stockholder servicing fees
Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Stockholder Service Agent Agreement, the Fund pays the Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of common stock open accounts. The Servicing Agent is also entitled to reimbursement for out-of-pocket fees.
For the year ended December 31, 2017, the Fund’s effective stockholder servicing and transfer agent fee rate as a percentage of common stock average net assets was 0.04%.
The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $147,508. The liability remaining at December 31, 2017 for non-recurring charges associated with the lease amounted to $82,684 and is included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at December 31, 2017 is included within other assets in the Statement of Assets and Liabilities at a cost of $43,681.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, Directors’ deferred compensation, distributions, principal and/or interest from fixed income securities, foreign currency transactions, investments in partnerships and amortization/accretion on certain convertible securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
5,723,860	(5,539,348)	(184,512)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
28	Tri-Continental Corporation | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
61,316,946	5,188,617	66,505,563	54,180,193	—	54,180,193
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
45,397	12,719,393	—	125,508,466
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,542,003,342	172,532,400	(47,023,934)	125,508,466
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	—	159,807,480	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,495,998,331 and $1,564,428,331, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Capital stock transactions
Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding at December 31, 2017) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.
Tri-Continental Corporation | Annual Report 2017	29

Notes to Financial Statements  (continued)
December 31, 2017
Automatic dividend and cash purchase plan
The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (the Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 75,986 shares were issued to Plan participants during the period for proceeds of $1,801,761, a weighted average discount of 12.28% from the net asset value of those shares. In addition, a total of 811,797 shares were issued at market price in distributions during the period for proceeds of $20,317,190, a weighted average discount of 12.08% from the net asset value of those shares.
For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.
For the year ended December 31, 2017, the Fund purchased 768,195 shares of its Common Stock from Plan participants at a cost of $18,577,483, which represented a weighted average discount of 13.43% from the net asset value of those acquired shares.
Under the Fund’s stock repurchase program for 2017, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. In February 2018, the Board approved the Fund’s stock repurchase program for 2018 under the same terms as described above. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace. For the year ended December 31, 2017, the Fund purchased 2,070,003 shares of its Common Stock in the open market at an aggregate cost of $51,284,146, which represented a weighted average discount of 11.73% from the net asset value of those acquired shares.
Shares of Common Stock repurchased to satisfy Plan requirements or in the open market pursuant to the Fund’s stock repurchase program are retired and no longer outstanding.
Warrants
At December 31, 2017, the Fund reserved 197,028 shares of Common Stock for issuance upon exercise of 8,145 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.
Assuming the exercise of all Warrants outstanding at December 31, 2017, net assets would have increased by $183,236 and the net asset value of the Common Stock would have been $29.77 per share. The number of Warrants exercised during the year ended December 31, 2017 was 3.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
30	Tri-Continental Corporation | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
the Board of Directors of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Large-capitalization risk
Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Technology and technology-related investment risk
The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.
Tri-Continental Corporation | Annual Report 2017	31

Notes to Financial Statements  (continued)
December 31, 2017
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Tri-Continental Corporation | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of Tri-Continental Corporation
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tri-Continental Corporation (the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Tri-Continental Corporation | Annual Report 2017	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Qualified dividend income	Dividends received deduction	Capital gain dividend
52.06%	48.84%	$18,803,411
Qualified dividend income. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Tri-Continental Corporation | Annual Report 2017

Directors and Officers
Stockholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Directors as of the date of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Certain Directors may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Fund and Length of Service column. Under current Board policy, Directors may serve a term of three years, whereupon they may be re-elected to serve another term (the Fund’s Board has three classes, with one class expiring each year at the Fund’s regular stockholder’s meeting), or, for Directors not affiliated with the Investment Manager, generally through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent directors
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Director since January 2018	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc. 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Director since November 2008	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BluesShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Director and Chair of the Board since January 2018	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Tri-Continental Corporation | Annual Report 2017	35

Directors and Officers  (continued)
Independent directors  (continued)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Director since November 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Director since January 2014	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Director since November 2008	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Director since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont
Industries, Inc.
(irrigation systems
manufacturer) since
2012; Trustee,
Carleton College (on
the Investment
Committee); Trustee,
Carnegie Endowment
for International Peace
(on the Investment
				Committee)
36	Tri-Continental Corporation | Annual Report 2017

Directors and Officers  (continued)
Independent directors  (continued)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Director since April 2016	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville - Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Interested director affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in theColumbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Director and Senior Vice President since November 2008	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S.Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	191	Chairman of the Board,
Columbia Management
Investment Advisers,
LLC since May 2010;
Director, Columbia
Management
Investment Distributors,
Inc. since May 2010;
Former Director,
Ameriprise Certificate
Company, 2006-January
2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Tri-Continental Corporation | Annual Report 2017	37

Directors and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Tri-Continental Corporation | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Tri-Continental Corporation | Annual Report 2017	39

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Tri-Continental Corporation
P.O. Box 8081
Boston, MA 02266-8081

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental Corporation is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN240_12_H01_(02/18)

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, William P. Carmichael and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Carmichael and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$37,400	$37,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$0	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$6,200	$4,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$225,000	$225,000

In both fiscal years 2017 and 2016, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$231,200	$229,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Pamela G. Carlton, William P. Carmichael and Catherine James Paglia are each independent trustees and collectively constitute the entire Audit Committee.

(b)	Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers.

The Investment Manager votes proxies relating to portfolio securities in accordance with a proxy voting policy and pre-determined proxy voting guidelines adopted by the Board. The Funds endeavor to vote all proxies of which they become aware prior to the vote deadline; provided, however, that in certain circumstances the Funds may refrain from voting securities. For instance, the Funds may refrain from voting foreign securities if the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.

Board Oversight and Retention of Proxy Voting Authority. The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager.

The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager’s administration of the proxy voting process and its adherence to the approved guidelines.

Voting Guidelines. The Investment Manager and Board will generally vote in accordance with pre-determined voting guidelines adopted by the Board. The voting guidelines indicate whether to vote for, against or abstain from particular proposals, or whether the matter should be considered on a case-by-case basis. A committee within the Investment Manager (the Proxy Voting Committee), which is composed of representatives of the Investment Manager’s equity investments, equity research, compliance, legal and operations functions, may determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Board may also determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is appropriate and in the

Funds’ interests. The Investment Manager and the Board may also consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting guidelines or a voting determination must be made on a case-by-case basis, a portfolio manager, subadviser or analyst will make the voting determination based on his or her determination of the clients’ best economic interests. In addition, the Proxy Voting Committee or Board may determine proxy votes when proposals require special consideration.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

Addressing Conflicts of Interest. If the Investment Manager is subject to a potential material conflict of interest with respect to a proxy vote, the Board will vote the proxy by administering the guidelines or determining the vote on a case-by-case basis. If the Board determines that its members may be subject to a potential material conflict of interest with respect to a proxy vote, the member is asked to recuse himself or herself from the determination.

Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the proxy policy of the Funds is, in general, to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement the Funds’ proxy voting process and to provide recordkeeping and vote disclosure services. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass-Lewis & Co. to provide proxy research services.

Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiathreadneedle.com/us and/or (ii) on the SEC’s website at www.sec.gov. For a copy of the voting guidelines in effect on the date of this SAI, see Appendix B to this SAI.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Portfolio Manager	Title	Role with the Corporation	Managed the Corporation Since
Brian Condon, CFA	Senior Portfolio Manager and Head of Quantitative Strategies	Co-Portfolio Manager	2010
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014
Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2012
David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2011

Mr. Condon joined one of the Columbia Management legacy firms or acquired business lines in 1999. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.

Mr. Albanese joined the Investment Manager in August 2014. Prior to joining the Investment Manager, Mr. Albanese was a Managing Director and Senior Portfolio Manager at Robeco Investment Management. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.

Mr. Jin joined one of the Columbia Management legacy firms or acquired business lines in 2002. Mr. Jin began his investment career in 1998 and earned a M.A. in economics from North Carolina State University.

Mr. King joined the Investment Manager in 2010. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.

Other Accounts Managed by the Portfolio Managers:

Fund	Portfolio Manager	Other Accounts Managed		Performance Based Accounts	Ownership of Fund Shares
		Number and type of account	Approximate Total Net Assets (excluding the fund)
For fiscal period ending December 31, 2017, unless otherwise noted

Tri-Continental Corporation	Brian Condon	22 RICs 3 PIVs 61 Other accounts	$12.94 billion $140.82 million $6.85 billion	None	$100,001 - $500,000
	David King	3 RICs 6 Other accounts	$1.39 billion $26.96 million	None	Over $1,000,000
	Yan Jin	3 RICs 7 Other accounts	$1.39 billion $3.47 million	None	$100,001 - $500,000
	Peter Albanese	16 RICs 3 PIVs 56 Other accounts	$12.88 billion $140.82 million $6.85 billion	None	$100,001 - $500,000

Potential Conflicts of Interest:

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. The Investment Manager and its Participating Affiliates (including Threadneedle) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically the Investment Manager does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Investment Manager. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Investment Manager with respect to accounts of the Investment Manager unless the Investment Manager is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that the Investment Manager and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for the Investment Manager’s accounts (including the Funds) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

To the extent a Fund invests in underlying funds, a portfolio manager will be subject to additional potential conflicts of interest. Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds. The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.

Structure of Compensation:

Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Columbia Funds and other accounts managed by the employee versus benchmarks and/or peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
07-01-17 to 07-31-17	264,543	$24.66	264,543	1,314,261
08-01-17 to 08-31-17	279,947	$24.93	279,947	1,034,314
09-01-17 to 09-30-17	147,092	$25.19	147,092	887,222
10-01-17 to 10-31-17	315,427	$25.87	315,427	571,795
11-01-17 to 11-30-17	276,396	$25.97	276,396	295,399
12-01-17 to 12-31-17	274,020	$26.74	274,020	21,379

(1) The registrant has a stock repurchase program. For 2017, the registrant was authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%. The table reflects trade date + 1, rather than trade date, which is used for financial statement purposes; therefore, shares reflected may vary from capital stock activity presented in the shareholder report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 21, 2018